EXHIBIT        DESCRIPTION

EX-99.B1 a)Amended and Restated Declaration of Trust, dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein to Exhibit 1 of Post-Effective Amendment No. 9 filed April 30, 1997 (Accession # 880268-97-000006).

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 are incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 6 filed on February 29, 1996 (Accession # 0000880268-96-000007).

EX-99.B4 Specimen copy of American Century - Benham International Bond Fund's share certificate is incorporated herein by reference to
               Exhibit 4 of the Trust's Registration Statement filed on October 16, 1991.

EX-99.B5 a) Investor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

               b) Advisor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment #27 to the Registration Statement of American Century Target Maturities Trust, filed August 29, 1997 (Accession # 757928-97-000004).

               c) Investment Sub-Advisory Agreement among American Century International Bond Funds, American Century Investment Management, Inc., and J.P. Morgan Investment Management Inc., dated August 1, 1997 is included herein.

EX-99.B6 Distribution Agreement between American Century International Bond Funds and American Century Investment Services, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B8 a) Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               b) Amendment No. 1 dated December 1, 1994 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

               c) Amendment No. 2 dated March 4, 1996 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.B9 Transfer Agency Agreement between American Century International Bond Funds and American Century Services Corporation dated as of August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.B10      Opinion  and  consent  of  counsel  as to  the  legality  of  the
               securities  being   registered,   dated  February  27,  1997,  is
               incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1997 (Accession # 880268-97-000004).

EX-99.B11      Consent  of KPMG  Peat  Marwick  LLP,  independent  auditors,  is included herein.

EX-99.B13      Letter  of  Understanding  relating  to  initial  capital,  dated
               December 20, 1991, is incorporated herein by reference to Exhibit
               13 to Pre-Effective Amendment No. 1 filed on December 26, 1991.

EX-99.B14      a) American Century Individual Retirement Account Plan, including all  instructions  and other relevant  documents,  dated February
               1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 2 filed on April 30, 1993.

               b) American Century Pension/Profit Sharing Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 2 filed on April 30, 1993.

EX-99.B16      Schedule for computation of each performance  quotation  provided in response to Item 22 is incorporated herein to Exhibit 16 of Post-Effective Amendment No. 9 filed April 30, 1997 (Accession #
               880268-97-000006).

EX-99.B17      Power of Attorney dated February 28, 1997 is incorporated  herein to Exhibit 17 of  Post-Effective  Amendment No. 9 filed April 30,
               1997 (Accession # 880268-97-000006).

EX-99.B18      Multiple Class Plan of American Century  California  Tax-Free and
               Municipal  Funds,   American  Century  Government  Income  Trust,
               American  Century  International  Bond  Funds,  American  Century
               Investment  Trust,  American Century  Municipal  Trust,  American
               Century Target Maturities Trust and American Century Quantitative
               Equity Funds dated August 1, 1997 is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment #27 to the Registration Statement of American Century Target Maturities
               Trust, filed August 29, 1997 (Accession # 757928-97-000004).

EX-27.1        Financial Data Schedule.